UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

August 4, 2015

Date of Report (date of earliest event reported)

MyDx, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	333-191721	99-0384160
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6335 Ferris Square, Suite B

San Diego, California 92121

(Address of principal executive offices)

(800) 814-4550

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of August 4, 2015, Samuel Sanzeri was terminated as the President of MyDx, Inc. (the “Company”) and the Company’s subsidiary, CDx, Inc. (“CDx”).

Effective August 6, 2015, Thomas Gruber resigned as the Chief Executive Officer, Chief Operating Officer and a director of the Company and CDx. Mr. Gruber remains as the Chief Financial Officer and Secretary of the Company and CDx.

Effective August 6, 2015, Daniel Yazbeck was appointed as the Interim Chief Executive Officer of the Company and CDx.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MyDx, Inc.

Date: August 10, 2015	By:	/s/ Thomas L. Gruber
Thomas L. Gruber, Chief Financial Officer

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